UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 7, 2016

Communications Sales & Leasing, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36708	46-5230630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10802 Executive Center Drive Benton Building, Suite 300 Little Rock, Arkansas 72211
(Address of Principal Executive Offices)

(501) 850-0820
(Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 7, 2016, Communications Sales & Leasing, Inc., a Maryland corporation (“CS&L”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CSL Bandwidth Inc., a Delaware corporation and an indirect wholly owned subsidiary of CS&L (“Purchaser”), Penn Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of Purchaser (“Merger Sub”), PEG Bandwidth LLC, a Delaware limited liability company (“PEG Bandwidth”), PEG Bandwidth Holdings, LLC, a Delaware limited liability company and the controlling equityholder of PEG Bandwidth (“PEG Holdings”), and PEG Holdings, in the capacity as representative of the equityholders of PEG Bandwidth.

The Merger

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions described therein, CS&L will cause Merger Sub to merge with and into PEG Bandwidth (the “Merger”), with PEG Bandwidth surviving as a wholly owned subsidiary of Purchaser. At the effective time of the Merger, the outstanding equity interests of PEG Bandwidth will be converted into the right to receive a portion of the following aggregate merger consideration: (i) $315,000,000 in cash, (ii) 1,000,000 shares of the common stock, par value $0.0001 of Company (the “Common Stock”) and (iii) 87,500 shares of 3.00% Series A Convertible Preferred Stock of CS&L, the terms of which are more fully described below (the “Convertible Preferred Stock”) (together, the “Merger Consideration”), as set forth on the Allocation Schedule (as defined in the Merger Agreement). The cash portion of the Merger Consideration is subject to adjustment as set forth in the Merger Agreement.

The parties’ obligations to complete the Merger are conditioned upon (i) the receipt of antitrust and telecommunications regulatory approvals and (ii) certain other customary closing conditions.

The Merger Agreement includes certain customary representations, warranties and covenants of each of PEG Holdings, PEG Bandwidth and CS&L. Among other things, from the date of the Merger Agreement until closing of the Merger, PEG Bandwidth is obligated to, and to cause its subsidiaries to, conduct its business in the ordinary course consistent with past practice. Each of CS&L, PEG Bandwidth and PEG Holdings is also required to use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable, under applicable law to consummate the transactions contemplated by the Merger Agreement. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement, were made as of specific dates, were made solely for the benefit of the parties to the Merger Agreement and may not have been intended to be statements of fact but, rather, as a method of allocating risk and governing the contractual rights and relationships among the parties to the Merger Agreement. In addition, such representations, warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Merger Agreement and may apply standards of materiality and other qualifications and limitations in a way that is different from what may be viewed as material by CS&L’s stockholders. None of CS&L’s stockholders or any other third parties should rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of CS&L, Purchaser, Merger Sub, PEG Bandwidth, PEG Holdings or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in CS&L’s public disclosures.

At the closing of the Merger, the board of directors of CS&L will increase the number of directors serving on the CS&L board by one director and will nominate an individual designated by PEG Holdings (and reasonably acceptable to CS&L) to the board of directors of CS&L.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Convertible Preferred Stock

At the closing of the Merger, CS&L will file with the State Department of Assessments and Taxation of Maryland an Articles Supplementary (the “Articles Supplementary”) to CS&L’s Articles of Amendment and Restatement setting out the form and terms of the Convertible Preferred Stock.

CS&L will pay cumulative dividends on each share of the Convertible Preferred Stock at a rate of 3.00% per annum on the initial liquidation preference of $1,000 per share. Dividends will accrue and cumulate from the date of issuance and, to the extent that CS&L is legally permitted to pay dividends and its board of directors declares a dividend payable, CS&L will pay dividends quarterly in cash.

Each share of Convertible Preferred Stock will automatically convert on a date that will be approximately eight years following the initial issue date, if not earlier converted, repurchased or redeemed. Prior to a date that will be approximately three years following the initial issue date, the Convertible Preferred Stock will be convertible only upon the occurrence of specified events set forth in the Articles Supplementary. Thereafter, holders may convert their Convertible Preferred Stock at any time. CS&L will settle conversions of the Convertible Preferred Stock by paying or delivering, as the case may be, cash, Common Stock or a combination thereof, at its election. Upon any conversion, CS&L will deliver consideration per share of Convertible Preferred Stock worth the greater of the liquidation preference and the value of a number of shares of Common Stock equal to the conversion rate of 28.5714 shares of Common Stock (which is subject to adjustment for certain dilutive events). If, upon any conversion, CS&L elects to satisfy such conversion with shares of Common Stock (in whole or in part), the number of shares of Common Stock issuable by CS&L per share of Convertible Preferred Stock will be capped at 19.9% of CS&L’s outstanding share count as of the initial issue date, divided by the 87,500 shares of Convertible Preferred Stock issued (the “Share Cap”) and, in a mandatory conversion at maturity, CS&L must pay cash in respect of any shares of Common Stock not delivered as a result of the Share Cap.

If CS&L undergoes a change of control (as defined in the Articles Supplementary), holders may require CS&L to repurchase all or part of their Convertible Preferred Stock at a purchase price equal to 100% of the liquidation preference of the shares to be repurchased (payable in cash, Common Stock or a combination thereof, at CS&L’s election, subject to the Share Cap but with cash payable in lieu of any shares of Common Stock not delivered as a result of the Share Cap), plus an amount in cash equal to accumulated and unpaid dividends. In addition, in certain circumstances, CS&L may be required to increase the conversion rate for any Convertible Preferred Stock converted in connection with a make-whole fundamental change (as defined in the Articles Supplementary).

Prior to a date that is approximately three years following the initial issue date, CS&L will not have the right to redeem the Convertible Preferred Stock. Thereafter, CS&L may redeem the Convertible Preferred Stock, in whole or in part, at a redemption price equal to 100% of the liquidation preference of the shares to be redeemed (payable in cash, Common Stock or a combination thereof, at CS&L’s election, subject to the Share Cap but with cash payable in lieu of any shares of Common Stock not delivered as a result of the Share Cap), plus an amount in cash equal to accumulated and unpaid dividends.

Except as required by law or the Articles Supplementary, the holders of Convertible Preferred Stock have no voting rights (other than with respect to certain matters regarding the Convertible Preferred Stock). When dividends payable on the Convertible Preferred Stock have not been paid for an aggregate of six quarterly dividend periods or more, whether or not consecutive, the holders of the Convertible Preferred Stock will have the right to elect one additional member to CS&L’s board of directors.

The foregoing description of the Articles Supplementary does not purport to be complete and is qualified in its entirety by reference to the Articles Supplementary, which is filed as Exhibit 4.1 hereto.

Lockup Agreement and Stockholders’ Agreement

At the closing of the Merger, CS&L and those of the equityholders of PEG Bandwidth receiving Common Stock and/or Convertible Preferred Stock in the Merger will execute and deliver a Lockup Agreement (a “Lockup Agreement”) and a Stockholders’ Agreement and Registration Rights Agreement (a “Stockholders’ Agreement”).

The Lockup Agreement prevents the holders of the Common Stock and Convertible Preferred Stock received in the Merger, as well as any Common Stock received upon conversion of such Convertible Preferred Stock, from transferring such securities for a period of 24 months, subject to certain exceptions. The Stockholders’ Agreement provides the holders of Common Stock issued pursuant to the Merger Agreement, or issued upon conversion of the Convertible Preferred Stock, with certain rights, exercisable after the termination of the restrictions set forth in the Lockup Agreement, to cause CS&L to register such securities under the Securities Act of 1933, as amended (the “Securities Act”), upon the demand by the holders of a majority of such securities and in connection with other offerings of CS&L Common Stock. Such registration rights are subject to certain customary limitations, including on the size of the offering, number of demand registrations exercisable per year and in relation to certain blackout periods.

The foregoing description of the Lockup Agreement and Stockholders’ Agreement does not purport to be complete and is qualified in its entirety by reference to the Form of Lockup Agreement and Form of Stockholders’ Agreement, which are filed as Exhibits 10.1 and 10.2 hereto, respectively.

Other than in connection with the Merger Agreement, none of PEG Bandwidth or PEG Holdings or PEG Bandwidth’s other equityholders have any material relationship with CS&L.

Item 3.02	Unregistered Sales of Equity Securities.

The information from Item 1.01 is incorporated by reference hereunder. There were no underwriters in such transaction.

The issuance by CS&L of the Convertible Preferred Stock and the Common Stock pursuant to the Merger Agreement will be made upon consummation of the transactions contemplated by the Merger Agreement in reliance upon the exception from registration requirements in Section 4(a)(2) of the Securities Act. The issuance by CS&L of Common Stock upon conversion of the Convertible Preferred Stock will be made in reliance upon the exception from registration requirements in Section 3(a)(9) of the Securities Act.

Item 8.01	Other Events.

On January 12, 2016, CS&L updated information reflected in a slide presentation (the “Presentation”), which is furnished as Exhibit 99.1 hereto, and incorporated herein by reference. Representatives of CS&L will use the updated Presentation in various meetings with investors from time to time.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1*	Agreement and Plan of Merger, dated as of January 7, 2016, by and among Communications Sales & Leasing, Inc., CSL Bandwidth Inc., Penn Merger Sub, LLC, PEG Bandwidth, LLC, PEG Bandwidth Holdings, LLC, and PEG Bandwidth Holdings, LLC, as Unitholders’ Representative

4.1	Form of Articles Supplementary for 3.00% Series A Convertible Preferred Stock

10.1	Form of Lockup Agreement

10.2	Form of Stockholders’ and Registration Rights Agreement

99.1	CS&L Investor Presentation dated January 2016

* Schedules to the agreement have been omitted pursuant to Section 601(b)(2) of Regulation S-K. CS&L agrees to furnish supplementally a copy of any omitted schedule upon the request of the SEC.

Forward Looking Statements

Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended from time to time. Those forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations including without limitation, statements regarding CS&L’s expectations with respect to the proposed transaction with PEG Bandwidth.

Words such as “anticipate(s),” “expect(s),” “intend(s),” “estimate(s),” “foresee(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. These statements are based on management's current expectations and beliefs and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although we believe that the assumptions underlying the forward-looking statements are reasonable, we can give no assurance that our expectations will be attained. Factors which could materially alter our expectations with regard to the proposed transaction with PEG Bandwidth include, among other things, the possibility that the terms of the transaction as described in this Current Report on Form 8-k are modified; the risk that the transaction agreements may be terminated prior to expiration; risks related to satisfying the conditions to the transactions, including timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval.

CS&L expressly disclaims any obligation to release publicly any updates or revisions to any of the forward looking statements set forth in this release to reflect any change in its expectations or any change in events, conditions or circumstances on which any statement is based.

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 12, 2016

Communications Sales & Leasing, Inc.

By:	/s/ Daniel L. Heard
Name: Daniel L. Heard
Title: Senior Vice President – General Counsel

Exhibit Index

Exhibit Number	Title
2.1*	Agreement and Plan of Merger, dated as of January 7, 2016, by and among Communications Sales & Leasing, Inc., CSL Bandwidth Inc., Penn Merger Sub, LLC, PEG Bandwidth, LLC, PEG Bandwidth Holdings, LLC, and PEG Bandwidth Holdings, LLC, as Unitholders’ Representative
4.1	Form of Articles Supplementary for 3.00% Series A Convertible Preferred Stock
10.1	Form of Lockup Agreement
10.2	Form of Stockholders’ and Registration Rights Agreement
99.1	CS&L Investor Presentation dated January 2016

*	Schedules to the agreement have been omitted pursuant to Section 601(b)(2) of Regulation S-K. CS&L agrees to furnish supplementally a copy of any omitted schedule upon the request of the SEC.